UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2008

3DIcon Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	333-	73-1479206
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

7507 S. Sandusky
Tulsa, OK 74136
(Address of principal executive offices) (zip code)

(918) 492-5082
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On February 25, 2008, the Board of Directors of 3DIcon Corporation (the “Company”) unanimously approved the appointment of Mr.Vivek Bhaman as a director of the Company. There are no understandings or arrangements between Mr. Bhaman and any other person pursuant to which Mr. Bhaman was selected as a director. Mr. Bhaman does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become an officer or director.

Mr. Bhaman is 41 years old. He has served as President and Chief Operating Officer of 3DIcon since May 2007.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3DIcon Corporation

Dated: February 28, 2008	By:	/s/ Martin Keating
	Name:	Martin Keating
	Title:	Chief Executive Officer